PROMOTIONS AGREEMENT

THIS PROMOTIONS AGREEMENT (the "Agreement") is made as of: March 30, 2002 (the "Effective Date") by and between EBAY INC., a Delaware corporation with its principal place of business at 2145 Hamilton Avenue, San Jose CA 95125 ("eBay"), and Nicklebys.com, Inc. a Colorado corporation with its principal place of business at 12441 West 49th Street, Suite One, Wheat Ridge, CO 80033 ("Sponsor").

1.   CERTAIN DEFINITIONS.
     --------------------

     1.1  "eBay   Content"   means  the  eBay  creative   collateral   for  eBay
          ----------------
          advertisements, in any medium, provided by eBay for display by Sponsor on the Sponsor Page(s) or offline marketing as provided in this Agreement, excluding consent provided by eBay Users.

     1.2  "eBay  Marks" mean the eBay  domain  names,  trademarks  and logos and
          -------------
          other branding elements used in the performance of this Agreement.

     1.3  "eBay  Site"  means  the web  site  owned  and  operated  by eBay  and
          ------------
          accessible  at  www.ebay.com  and   www.ebaystores.com.   "eBay  Site"
                          ------------
          includes eBay Premier but does not include any current or future domestic co-branded properties or international properties in which eBay currently participates or may participate in the future, including but not limited to Sothebys.com.

     1.4  "eBay User" means any person who accesses any page on the eBay Site.
          -----------

     1.5  "GMS"  means  the  gross  merchandise  sales of  Sponsor  items on the
          -----
          Sponsor Page(s) or eBay Site.

     1.6  "Marks" means the Sponsor Marks or eBay Marks, as applicable.
          -------

     1.7  "Promotional   Placements"   means  the  promotional   placements  and
          --------------------------
          activities.

     1.8  "Sponsor Content" means any and all Sponsor-related materials provided
          -----------------
          by Sponsor appearing on the eBay Site, including materials provided on behalf of Sponsor vendors and promotional content provided to eBay for display on the eBay Site.

     1.9  "Sponsor  Marks" means the Sponsor domain names,  trademarks and logos
          ----------------
          and other branding elements used in the performance of this Agreement.

     1.11 "Sponsor  Services"  means the  services  to be provided by Sponsor in
          -------------------
          connection with this Agreement, related to Sponsor's selling of items via the Sponsor Page (as defined below).

2.   DEVELOPMENT AND IMPLEMENTATION.
     -------------------------------

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     2.1  Sponsor Page  Development.  Within  thirty (30) days of the  Effective
          --------------------------
          Date and in accordance with eBay's standards and policies, Sponsor will develop and launch, as a sub-part of the eBay Site, page(s) on the eBay Site (the "Sponsor Page") that: (i) is specific to Sponsor and includes an "About Me" page, a "Store Items" page and "About My
          Stores"  page;  (ii)  displays  Sponsor  Content,   including  without
          limitation   merchandise   information,   using  eBay's  "storefronts"
          technology, specifications and formats; and (iii) is subject to eBay's
          prior  review  and  approval   which  may  be  withheld  in  its  sole
          discretion.  eBay will host the  Sponsor  Page,  and  Sponsor  will be responsible for all development and other costs, excluding hosting expenses, associated with the Sponsor Page. eBay will provide Sponsor reasonable assistance to format the Sponsor Content for inclusion on the eBay Site. Subject to the foregoing, Sponsor will have editorial control regarding the Sponsor Content on the Sponsor Page provided all Sponsor Content complies with Section 4.5 ("Content Standards"). The
          parties   expressly   acknowledge   and  agree  that  no   third-party
          advertising or links will be placed on the Sponsor Page, unless the parties otherwise mutually agree in writing.

     2.2  Content and Merchandise.
          ------------------------

          2.2.1     Listing.  During the term of this  Agreement,  Sponsor shall
                    --------
                    ensure that the Sponsor Page fulfills the minimum gross merchandise sales requirements set forth, in Appendix 1.

          2.2.2     User Agreement.  Sponsor acknowledges and agrees that in its
                    ---------------
                    capacity as a seller of items on the Sponsor Page it will comply with then-current eBay User Agreement and privacy policy, incorporated herein by reference. Sponsor shall be responsible for all merchandise listing, procurement, authentication, and fulfillment with respect to merchandise provided by Sponsor within the Sponsor Page in accordance with the eBay User Agreement. Sponsor agrees that all information provided by or on behalf of Sponsor, including without limitation, information relating to the Sponsor Content, will be complete and accurate.

     2.3  Bid Verification. Certain items, such as high profile memorabilia, may
          -----------------
          cause users to submit spoof bids. To help screen out spoof bids, Sponsor will, at its sole expense, contact bidders who bid more than $5,000 for any Sponsor item. Sponsor's item listing shall incorporate the following text:

          "Sponsor appreciates the enthusiastic interest in [name of the item]. To help ensure a smooth process for all participants, Sponsor will contact bidders via telephone within 24 hours of their bids to verify any bid of $5,000 or more. Please be available to receive a phone call at the number associated with your eBay User ID in order to verify your bid. If Sponsor cannot verify your intent to bid over the telephone, your bid will be removed. Contacting high bidders before the end of a transaction to verify their intent to bid is an extra

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          security  measure  many eBay  sellers  employ,  especially  those with high-priced or unique items. Thank you for your support!"

     2.4  Additional  Requirements.  Unless  otherwise  directed  by  eBay,  the
          -------------------------
          Sponsor Pages will include eBay-approved messaging which provides, without limitation, that Sponsor, the Sponsor Services, Sponsor Content, products and Sponsor's network of web sites are separate from eBay and not endorsed by eBay.

     2.5  User Relations.  Sponsor will be solely  responsible for providing all
          ---------------
          customer support regarding the Sponsor Page, including without limitation responding to all inquiries regarding items offered for sale on such pages,, and eBay may redirect to Sponsor any associated customer support inquiries. Sponsor will provide eBay with a toll-free telephone number and/or email address that eBay may provide to eBay Users when redirecting such customer support inquiries to Sponsor. eBay will provide online customer service for users of the Sponsor Page in a manner equivalent to that provided to eBay users generally.

     2.6  Training & Support.  In order to facilitate  Sponsor's  performance of
          -------------------
          its obligations under this Agreement, eBay will provide limited, ongoing support and a training session for selected Sponsor personnel addressing the necessary tools and services to list, operate, market, and manage their listings on the Sponsor Page. Such eBay assistance may include referrals to third-party service providers who offer auction management tools. In addition, eBay will use commercially reasonable efforts to provide support for charity listings, if needed.

     2.7  Transaction  Fulfillment.  Upon the closing of each  listing,  Sponsor
          -------------------------
          will take all necessary steps to complete legitimate transactions, subject to the legal compliance requirements set forth in Section 11 of this Agreement (e.g., Sponsor will not fulfill a transaction if the recipient is not of legal age to consume alcoholic beverages).

     2.8  User Agreements.  eBay shall have sole control over the user agreement
          ----------------
          and privacy  policy that govern the eBay Site,  including  the Sponsor
          Page

3.   PROMOTION AND TNTEGRATION.
     --------------------------


     3.1  Promotion by Sponsor.  During the term of this Agreement, Sponsor will
          ---------------------
          promote Sponsor Page and/or Sponsor items on the eBay Site. Such promotional activities conducted by Sponsor may be in any of the following methods, provided that eBay pre-approves the content, timing, and format of each such promotion: (i) at least six (6) email messages to Sponsor's buyers and sellers discussing the agreement and ongoing auctions, subjcct to compliance with Sponsor's privacy policy;
          (ii) co-branded signage in physical locations; and (iii) print advertisements in target publications.

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     3.2  Promotion by eBay. During the term of this Agreement, eBay may, in its
          ------------------
          sole discretion, promote Sponsor Page and/or Sponsor items on the eBay Site by running promotions for the Event, in an amount and timing it chooses in its sole discretion, on relevant major category pages throughout the site, including the Antique Roadshow and selected Category Index pages. eBay may promote Sponsor items on the eBay site by (i) sending emails to eBay community members who have opted to receive marketing emails from eBay; (ii) joint advertising in trade publications as mutually agreed upon; and (iii) the parties may engage in other promotional opportunities to be mutually agreed upon by eBay and Sponsor.

     3.3  Delivery  Requirements.  Sponsor will  deliver the Sponsor  Content to
          -----------------------
          eBay in a mutually agreeable format and on a mutually acceptable uploading and refresh schedule. eBay may refuse delivery of any Sponsor Content delivered in an unsupported format, and may reject any Sponsor Content that does not conform to the requirements of eBay's then current policies relating to content, as such policies are applied to third parties supplying content to eBay.

     3.4  Guidelines.  Positioning of advertisements  within the eBay Site is at
          -----------
          the sole discretion of eBay, and Sponsor acknowledges that eBay has not made any guarantees with respect to usage statistics or levels of Impressions for any advertisement. This Agreement will not restrict eBay's ability or discretion to change or otherwise modify any of eBay's web sites or pages thereof.

     3.5  Right to Reject  Content.  All  Sponsor  Content  is subject to eBay's
          -------------------------
          approval. In addition, eBay shall have the absolute right to reject any URL link embodied within Sponsor Content.

4.   LICENSES AND STANDARDS.
     -----------------------

     4.1  Content  License.  Subject  to the  terms of this  Agreement,  Sponsor
          -----------------
          hereby grants to eBay a non-exclusive, nontransferable, and non-assignable license to use, reproduce, distribute (only as necessary to promote the Sponsor Services in a manner consistent with this Agreement), publicly display and publicly perform (in digital or analog formats), the Sponsor Content on the eBay Site, or otherwise as reasonably appropriate to advertise and promote the Sponsor Service and the Sponsor Content. Subject to the terms and conditions hereof, eBay hereby grants to Sponsor a non-exclusive, nontransferable, and non-assignable license to reproduce, distribute, publicly perform and publicly display (in digital or analog formats) the eBay Content in or in conjunction with the Sponsor Page.

     4.2  Trademarks.  Subject to the terms of this  Agreement,  Sponsor  hereby
          -----------

          grants to eBay a non-exclusive, nontransferable, and non-assignable license to use the Sponsor Marks on the eBay Site, as well as in promotions of the Sponsor in a manner consistent with this Agreement. Subject to the terms of this Agreement, eBay hereby grants to Sponsor

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          a non exclusive, nontransferable, and nonassignable license to use the
          eBay Marks provided by eBay to Sponsor on the Sponsor Page, subject to eBay's prior written approval (which may be withheld at its sole discretion) and in a manner consistent this Agreement. However, each Mark license is conditioned on the licensee providing the licensor with a sample of the Mark use and obtaining the licensor's approval of such sample prior its use.

     4.3  Trademark Restrictions.  The Mark licensor may terminate its foregoing
          -----------------------
          trademark license if, in the licensor's reasonable discretion, the licensee's use of licensor's Marks tarnishes, blurs or dilutes the quality associated with licensor's Marks or the associated goodwill and such problem is not cured within ten (10) days of notice of breach; alternatively, instead of terminating the license in total, the licensor may specify that certain licensee uses may not contain the Marks. Title to and ownership of a Mark shall remain with the licensor. The licensee shall use the licensor's Marks exactly in the form provided and in conformance with any trademark usage policies. The licensee shall not take any action inconsistent with the licensor's ownership of the Marks, and any benefits accruing from use of such Marks shall automatically vest in the licensor. Except as may be expressly agreed by the parties, the licensee shall not form any combination marks with the licensor's Marks. Each party hereby admits and recognizes the other's exclusive ownership of the other's Marks and the renown of the other's Marks worldwide.

     4.4  Ownership.  Except as expressly set forth in this  Agreement,  neither
          ----------
          party grants to the other any rights in or to any technology, content, customer data, intellectual property or other rights or property of such party. All rights not expressly granted hereunder are reserved.

     4.5  Content Standards. Sponsor will not provide any Sponsor Content, that:
          ------------------
          (i) infringes any third party's U.S. copyright, patent, trademark, trade secret or other proprietary rights or rights of publicity or privacy; (ii) violates Duty law, statute, ordinance or regulation (including without limitation the laws and regulations governing export control, unfair competition, anti-discrimination or false advertising); (iii) is defamatory, trade libelous, unlawfully threatening or unlawfully harassing; (iv) is obscene, harmful to minors or child pornographic; (v) contains any viruses, Trojan horses, worms, time bombs, cancelbots or other computer programming routines that are intended to damage, detrimentally interfere with, surreptitiously intercept or expropriate any system, data or personal information; or (vi) is false, misleading or inaccurate.

5.   EXCLUSIVITY.  This Agreement is nonexclusive.
     ------------

6.   USER DATA.
     ----------


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     6.1 No Data Sharing.  The parties  acknowledge and agree that eBay will not
     --------------------
     share any information regarding eBay Users with Sponsor. Subject to the foregoing, in its capacity as a seller on the eBay Site, Sponsor may receive personally identifiable information regarding eBay Users ("User Data") under the normal use of the eBay Site. In the event that Sponsor receives information regarding eBay Users from eBay outside of the normal use of the eBay Site, Sponsor agrees to: (i) keep such information confidential; (ii) not use that information to contact or communicate with any eBay User [except to fulfil transactions conducted via the eBay Site]; and (iii) not sell, rent, lease or otherwise disclose such information to any other person or entity (including affiliates).

     6.2 User Data; Restrictions on Use. Sponsor agrees to only use User Data in
     -----------------------------------
     accordance with the then-current eBay Privacy Policy. Sponsor will not solicit or facilitate the solicitation by any third, party of eBay Users as a result of their status as eBay members, and Sponsor will explicitly not refer to eBay Users as "eBay Users" or "eBay members" (or any such reference) in any such promotion. Without limiting the foregoing, Sponsor agrees not to: (a) spam or otherwise send unsolicited communications to any bidder or other visitor to the Sponsor Page; (b) to sell or disclose lists of bidders/purchasers of merchandise on the eBay Site; or (c) otherwise disclose to any third parties any personally-identifiable information regarding any bidders/purchaser, of merchandise through the Sponsor Page. This Section 6 shall survive any expiration or termination of the Agreement.

7.   PAYMENT TERMS.  All payments  pursuant to this Section 7  ("Payments")  are
     --------------
     non-refundable. Sponsor agrees to pay to eBay the fees set forth in Appendix 1 in the amounts and according to the timeframes specified therein. Further, Sponsor shall collect and pay and indemnify and hold eBay harmless from, any sales, use, excise, import or export value added or similar tax or duty associated with this Agreement not based on eBay's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including reasonable attorneys' fees.

8.   CONFIDENTIALITY.
     ----------------

     8.1  Confidential Information Defined. A party's "Confidential Information"
          ---------------------------------
          is defined as any confidential or proprietary information of a party which is disclosed to the other party in a writing marked confidential or, if disclosed orally, is identified as confdential at the time of disclosure and is subsequently reduced to a writing marked confidential and delivered to the other party within ten (10) days of disclosure. The terms of this Agreement shall be deemed Confidential, information.

     8.2  Mutual Obligations. Each party will hold the other party's Confdential
          -------------------
          Information  in  confidence  and will not disclose  such  Confidential
          Information to third parties nor use the other party's Confidential Information for any purpose other than as required to perform under this Agreement. Such restrictions will not apply to Confidential Information which (a) is already known by the recipient, (b) becomes

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          publicly  known  through  no act or  fault  of the  recipient,  (c) is received by recipient from a third party without a restriction on disclosure or use, or (d) is independently developed by recipient without reference to the Confidential Information. The restriction on disclosure will not apply to Confidential Information which is required to be disclosed by a court, government agency, regulatory
          requirement,   or  similar  disclosure   requirement,   provided  that
          recipient will first notify the disclosing party of such disclosure requirement or order and use reasonable efforts to obtain confidential treatment or a protective order. The parties' respective obligations hereunder will survive the expiration or early termination of this Agreement for a period of three (3) years.

     8.3  Return of Confidential Information Upon Termination.  Upon termination
          ----------------------------------------------------
          of this Agreement, the receiving party will return to the disclosing party all Confidential Information of the disclosing party and all documents or media containing any such Confidential Information and any and all copies or extracts thereof; provided that this does not obligate the parties to relinquish copies of this Agreement or other legal or business records relating to this Agreement.

     8.4  Confidential Treatment. Without limiting the foregoing, and subject to
          -----------------------
          compliance with applicable law, each party agrees to notify the other in the event any element of this Agreement may need to be disclosed pursuant to any regulatory or other disclosure requirement, and to further seek confidential treatment requested by the other with respect to certain confidential elements of the Agreement and any documents related thereto (including information relating to fees, payments and integration) in any governmental or public filings.

9.   TERM AND TERMINATION.
     ---------------------

     9.1  Term and  Termination.  The term of this Agreement  shall be one year,
          ----------------------
          commencing on the Effective Date (the "Term"). The Agreement may be terminable early: (i) if a party materially breaches this Agreement and does not cure such breach within ten (10) days following written notice thereof from the non-breaching party; (ii) by mutual written agreement; and (iii) by either party for convenience upon thirty (30) days prior written notice.

     9.2  Effects of Termination.  Upon expiration or termination,  all licenses
          -----------------------
          granted hereunder shall terminate unless such licenses are expressly stated as surviving.

     9.3  Survival. Sections 1 ("Certain Definitions");  2.5 ("User Relations");
          4.4 ("Ownership"); 4.3 ("Trademark Restrictions") (relating to intellectual property ownership); Section 7 and Appendix 1 ("Payments Terms"); 6 ("User Data"); 8 ("Confidentiality"); 9.3 ("Survival"); 10 ("Representations and Warranties"); 11 ("Indemnification"); and 13 ("Miscellaneous") will survive the expiration or early termination of this Agreement.

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10.  REPRESENTATIONS AND WARRANTIES
     ------------------------------

    10.1  Performance   Warranty.   Sponsor  hereby   acknowledges  that  it  is
          -----------------------
          responsible for ensuring legal compliance for the transactions involving the items it lists on the eBay Site. Accordingly, Sponsor hereby represents and warrants without limitation that:

          o That the description of each item Sponsor lists on the eBay Site is accurate and complete; and

          o Sponsor will perform any and all other tasks, or make any and all disclosures, required to ensure the legal compliance of its transaction on the eBay Site.

    10.2  Compliance  with Laws.  At its own expense,  Sponsor shall comply with
          ----------------------
          all applicable laws, regulations, rules, ordinances and orders regarding the Sponsor Service and Sponsor Content (including merchandise offered by Sponsor). Additionally, Sponsor represents and warrants that: (a) every selling entity participating in every Sponsor-enabled transaction has all governmental approval, permits and licenses, and has made all governmental filings and registrations, necessary or prudent for the marketing and performance of the Sponsor Service, and (b) eBay is not required to obtain any governmental approval, permits or licenses as a result of this Agreement, eBay's performance hereunder or any payments made by Sponsor hereunder.

    10.3  Disclaimer of Other  Warranties.  EXCEPT AS EXPRESSLY  STATED  HEREIN,
          --------------------------------
          EACH PARTY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, IMPLIED OR STATUTORY. INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE SERVICES PROVIDED BY EBAY HEREUNDER ARE PROVIDED "AS IS". EBAY DOES NOT REPRESENT OR WARRANT THAT THE EBAY SITE WILL OPERATE SECURELY OR WITHOUT INTERRUPTION. Each party acknowledges that it has not entered into this Agreement in reliance upon any warranty or representation except those specifically set forth herein.

11.  INDEMNIFICATION.
     ----------------

     eBay will indemnify Sponsor against any and all claims, losses, liabilities, costs and expenses, including reasonable attorneys' fees (collectively, "Claims") which Sponsor may incur as a result of any third party actions arising from or relating to infringement by any eBay Mark of a U.S. patent, copyright, trademark right or other intellectual property right of a third party, except where such eBay Marks has been modified without authorization, and such modification is the basis of the Claim. Such indemnification will be eBay's sole and exclusive obligation and Sponsor's sole and exclusive remedy as a result of any third party actions

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     arising from infringement. In addition, Sponsor will indemnify eBay against any and all Claims  which  eBay may incur as a result of any third  parties
     actions   arising   from  or  relating   to  (i)  a  breach  of   Sponsor's
     representations or warranties under Section 11; (ii) Sponsor Services or Sponsor Content, and (iii) infringement by any Sponsor Mark, Sponsor Content, or Sponsor Services of a U.S. patent, copyright, trademark right or other intellectual property right of a third party, except where such Sponsor Mark or Sponsor Content has been modified without authorization, and such modification is the basis of the Claim. Such indemnification will be Sponsor's sole and exclusive obligation to eBay as a result of any third party actions arising from infringement. The foregoing obligations are conditioned on the indemnified party: (i) giving the indemnifying party notice of the relevant claim, (ii) cooperating with the indemnifying party, at the indemnifying party's expense, in the defense of such claim, and
     (iii) giving the indemnifying party the right to control the investigation, defense and settlement of any such claim, except that the indemnifying party will not enter into any settlement that affects the indemnified party's rights or interest without the indemnified party's prior written approval. The indemnified party will have the right to participate in the defense at its expense.

12.  LIMITATION  OF  LIABILITY.  EXCEPT IN THE EVENT OF A BREACH OF  SECTIONS  6
     --------------------------
     ("USER DATA"), 8 ("CONFIDENTIALITY"), OR 10 ("REPRESENTATIONS AND WARRANTIES"), NEITHER PARTY WILL BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS (HOWEVER ARISING, INCLUDING NEGLIGENCE) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. EXCEPT WITH RESPECT TO AMOUNTS TO BE PAID BY SPONSOR TO EBAY HEREUNDER, AND EXCEPT IN THE EVENT OF A BREACH OF SECTIONS 6 ("USER DATA"), 8 ("CONFIDENTIALITY") OR 10 ("REPRESENTATIONS AND WARRANTIES"), A FAILURE TO PAY UNDER APPENDIX 1 ("PAYMENT TERMS"), OR A CLAIM UNDER SECTION 11 ("INDEMNIFICATION"), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY IN AN AMOUNT GREATER THAN ONE HUNDRED THOUSAND DOLLARS ($100,000). THIS LIMITATION OF EACH PARTY'S LIABILITY IS CUMULATIVE, WITH ALL PAYMENTS FOR CLAIMS OR DAMAGES IN CONNECTION WITH THIS AGREEMENT BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF ONE OR MORE CLAIMS WILL NOT ENLARGE THE LIMIT.

13.  GENERAL
     -------

    13.1  Governing Law;  Venue.  This Agreement will be construed in accordance
          ----------------------
          with and governed exclusively by the laws of the State of California applicable to agreements made among California residents and to be perforated wholly within such jurisdiction, regardless of such parties' actual domiciles. Both parties submit to personal jurisdiction in California and further agree that any cause of action arising under this Agreement will be brought exclusively in a court in Santa Clara County, CA.

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




    13.2  Publicity.    Without   limiting   the   provisions   of   Section   8
          ----------
          ("Confidentiality"), neither party will make any public statement regarding the terms of this Agreement or any aspect thereof without the prior written approval of the other party, provided that to the extent such disclosure is required by law, rule, regulation, or governmental or court order, the party requesting disclosure will furnish the counter-party with sufficient time to address such request with any such governmental agency and seek confidential treatment.

    13.3  Press Releases. Sponsor shall not issue any press release nor make any
          ---------------
          public statement regarding this Agreement (including the terms and existence thereof) or the relationship of the parties without eBay's prior written approval which may be withheld in eBay's sole discretion. Nothing herein shall require eBay to approve the issuance of a press release nor obligate eBay to participate in a press release with Sponsor; provided however, Sponsor will cooperate in, any publicity efforts initiated by eBay.

    13.4  Independent  Contractors.  This Agreement does not create, and nothing
          -------------------------
          contained in this Agreement will be deemed to establish a joint venture between the parties, or the relationship of employer-employee, partners, principal-agent or the like. Further, neither party will have the power to bind the other without the other's prior written consent, nor make any representation that it has any such power.

    13.5  Assignment.  Neither  party may assign its  rights  nor  delegate  its
          -----------
          duties hereunder without the other party's prior written consent and any purported attempt to do so will be null and void.

    13.6  Severability; Headings.  If any provision herein is held to be invalid
          -----------------------
          or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. The parties agree to replace any invalid provision with a valid provision that most closely approximates the intent and economic effect of the invalid provision. Headings are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section.

    13.7  Force  Majeure.  If  performance  hereunder  (other  than  payment) is
          ---------------
          interfered with by any condition beyond a party's reasonable control, the affected party will be excused from such performance to the extent of such condition.

    13.8  Notice.  Any  notice  under  this  Agreement  will be in  writing  and
          -------
          delivered by personal delivery, overnight courier, confirmed facsimile, confirmed email, or certified or registered mail, return receipt requested, and will be deemed given upon personal delivery, one (1) day after deposit with an overnight courier, five (5) days after deposit in the mail, or upon confirmation of receipt of facsimile or email. Notices will be sent to a party at its address set

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




          forth above or such other address as that party may Specify in writing pursuant to this Section 13.8 ("Notice").

    13.9  Counterparts.   This   Agreement  may  be  executed  in  two  or  more
          -------------
          counterparts, each of which will be deemed an original and all of which together will constitute one instrument.

    13.10 Entire  Agreement;  Waiver.  This  Agreement,  including all documents
          ---------------------------
          referred to herein, sets forth the entire understanding and agreement of the parties, and supersedes any and all oral, or written agreements or understandings between the parties. This Agreement may be changed only by a writing signed by both parties. The waiver of a breach of any provision of this Agreement will not operate or be interpreted as a waiver of any other or subsequent breach. In the event of a conflict between this Agreement and any Appendices attached hereto, the terms in the Agreement shall control.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.



     EBAY INC. ("EBAY"):                         NICKLEBYS.COM ("SPONSOR")

     By: /s/ Cyril Pencina                       By: /s/ Bruce A. Capra
        --------------------------                  --------------------------
     Name: Cyril Pencina                         Name: Bruce A. Capra
     Title: Vice President                       Title: President





















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




                                   APPENDIX 1

                        Payment Terms and GMS Guarantees
                        --------------------------------

The parties agree to the following payment terms for the Tenn of this Agreement:


1.   Standard Fees. During the Term of this Agreement, eBay's will waive all
     --------------
     insertion and gallery fees on the eBay Site.

     Final Value Fees. Sponsor will pay eBay twenty percent (20%) of the Final
     -----------------
     Value Fees (the amounts agreed to be paid by winning bids) of all items listed on the Sponsor Page and eBay Site.


2.   Terms. Sponsor agrees to pay all fees on a monthly basis according to the
     ------
     terms on the eBay Site. Payment must be received by eBay within thirty days after the end of the month in which such fees accrued. Sponsor agrees to place a credit card number on file which shall be billed in the event any monthly payment is more than sixty (60) days past due. Any amounts not paid when due shall bear interest until paid at the lower of one and one half percent (1.5%) per month or the highest rate allowed by law.


3.   Minimum GMS Guarantee. During the Term, Sponsor guarantees that, at a
     ----------------------
     minimum, it will sell on the Sponsor Page and eBay Site (the "Minimum GMS Guarantee"):

               Quarter                 Minimum GMS Guarantee
               -------                 ---------------------
               Q2-2002                 $ 250,000
               Q3-2002                 $ 250,000
               Q4-2002                 $ 250,000
               Q1-2003                 $ 250,000

               Total during Term:      $ 1,000,000












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